SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2000


                          INDIAN RIVER BANKING COMPANY
             (Exact name of registrant as specified in its charter)

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
                       FLORIDA                                                     59-2931518
(State or other jurisdiction of incorporation or organization)           (I.R.S. Employer Identification No.)

             958 20TH PLACE, VERO BEACH, FL                                         32960
        (Address of principal executive offices)                                  (Zip Code)

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        Registrant's telephone number, including area code: 561.569.9200

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Item 5. Other Items.

         On October 24, 2000, Indian River Banking Company issued the press release attached as Exhibit 99.1.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Exhibits:

Exhibit No.                         Description
-----------                         -----------

99.1              Press Release, dated October 24, 2000.





                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INDIAN RIVER BANKING COMPANY

                                               By: /s/ William A. High
                                                   -----------------------------
                                                   William A. High, President


Dated: October 24, 2000